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                                                                      Exhibit 12

             CONSENT OF FROST BROWN TODD LLC, COUNSEL TO THE FUND

We consent to the references to our firm in the Prospectus, Statement of Additional Information and to the incorporation by reference in the Post-Effective Amendment No. 13 to the Registration Statement (Form N-1A, No. 33-43177; 811-6423) and related Prospectus of Hilliard Lyons Growth Fund, Inc.

                                            FROST BROWN TODD LLC


                                            /S/ FROST BROWN TODD LLC
                                            ----------------------------


Louisville, Kentucky
May 1, 2001